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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 26, 2002
                                 Date of Report

                                   ----------


                               CLASSIC CABLE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          333-63643                                      74-2750981
   (Commission File Number)                  (IRS Employer Identification No.)

                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
          (Address of Principal Executive Offices, including Zip Code)

                                 (903) 581-2121
                             (Registrant's Telephone
                          Number, including Area Code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.


         As previously reported, on November 13, 2001 (the "Commencement Date"), Classic Communications, Inc. (the "Parent"), Classic Cable, Inc. (the "Registrant") and its subsidiaries filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court"). On December 27, 2002, the Court entered its Findings of Fact, Conclusions of Law, and Order Confirming the First Amended Plan of Reorganization (the "Plan") pursuant to Chapter 11 of the Bankruptcy Code Jointly Proposed by the Official Committee of Unsecured Creditors and the Company's Prepetition Secured Lenders (the "Confirmation Order"). The Confirmation Order is available for inspection at the offices of the Clerk of the United States Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801 and at the online docket located at www.deb.uscourts.gov. Although the Court entered the Confirmation Order on December 27, 2002, the Plan is not yet effective and it is possible that additional technical amendments could be made to the Plan prior to effectiveness. In addition, the Registrant can provide no assurances as to when, or ultimately if, the Plan will become effective.

         The following is a summary of the material features of the Plan and is qualified in its entirety by reference to the Plan itself. A true and correct copy of the Plan is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A true and correct copy of certain post-filing modifications to the Plan are attached hereto as Exhibit 2.2 and are incorporated herein by reference. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Plan, as modified.

SUMMARY OF THE PLAN

1. ADMINISTRATIVE EXPENSE CLAIMS AND FEE CLAIMS

         Administrative Expense Claims have not been classified. Unless otherwise agreed to by the parties, each holder of an Allowed Administrative Expense Claim (except for those representing liabilities incurred in the ordinary course of business during the Reorganization Cases and certain liabilities under loans and advances in the Reorganization Cases) generally will receive cash equal to the unpaid portion of such Allowed Administrative Expense Claim on the later of the Effective Date or 30 days after the date on which the Administrative Expense Claim is Allowed.

         Allowed Administrative Expense Claims that represent liabilities incurred in the ordinary course of business during the Reorganization Cases or liabilities arising under loans or advances to, or other obligations incurred as, debtors-in-possession, whether or not incurred in the ordinary course of business, will be paid in the ordinary course of business generally, consistent with past practice and in accordance with the terms and subject to the conditions of any orders or agreements governing such transactions.

         Unless otherwise specified in the Plan or by order of the Court, no interest will accrue or be paid in connection with an Allowed Administrative Expense Claim for any purpose.

         No request for payment of Administrative Expense Claims need be filed for the allowance of any of the following: (1) expenses or liabilities incurred in the ordinary course on or after the Effective Date; (2) Administrative Expense Claims held by trade vendors where such administrative



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liability was incurred in the ordinary course after the Commencement Date; (3)
DIP Lender Claims; or (4) fees of the United States Trustee arising under 28 U.S.C. Section 1930. To be eligible for payment under the Plan, all persons asserting Administrative Expense Claims of any kind not described above arising on or after the Commencement Date must file and serve a request for payment of such Administrative Expense Claims pursuant to the procedures in the Confirmation Order, no later than 45 days after the Effective Date. Any request for payment of an Administrative Expense Claim that is not exempt from the Bar Date and is not filed by the applicable deadline will be barred. Any Person failing to file a request for payment of Administrative Expense Claim on or before the Administrative Bar Date as required under the Plan will be forever barred from asserting the Claim and such Person will be enjoined from commencing or continuing any action to collect, offset or recover such Administrative Expense Claim.

         All persons seeking an award by the Court of a Fee Claim incurred through and including the Effective Date are required, unless otherwise ordered by the Court, to file final applications for the allowance of compensation for services rendered and reimbursement of expenses incurred within 45 days after the Effective Date. Holders of Fee Claims filing final applications in accordance with the Plan will be paid in full in the amounts approved by the Court within 30 days after the date on which the order relating to any such Fee Claim is entered or on other terms mutually agreed.

2. PRIORITY TAX CLAIMS

         Unless otherwise agreed to, each holder of an Allowed Priority Tax Claim will receive cash payments in an aggregate amount equal to the Allowed Priority Tax Claim, together with interest at a fixed annual rate of 6%, paid over a period not to exceed six years from the date of assessment of the Allowed Priority Tax Claim, which shall begin on, or as soon as is reasonably practicable after, the later of the Effective Date or 30 days after a Priority Tax Claim becomes an Allowed Priority Tax Claim.

3. PRIORITY NON-TAX CLAIMS (CLASS 1)

         Class 1 consists of Priority Non-Tax Claims and is impaired. Under the Plan, except to the extent a holder of an Allowed Priority Non-Tax Claim agrees to a different treatment, each holder of an Allowed Priority Non-Tax Claim will receive, in full satisfaction of its claim, cash in an amount equal to the claim. These amounts will be paid in full on or as soon as reasonably practicable after the later of the Effective Date or 30 days after the claim becomes an Allowed Priority Non-Tax Claim.

4. PREPETITION BANK GROUP CLAIM (CLASS 2)

         Class 2 consists of the Prepetition Bank Group Claim and is impaired. On the Effective Date, the Prepetition Bank Group Claim will be deemed allowed in the aggregate principal amount of $199,848,630.50, plus all interest, fees and costs arising under the Prepetition Bank Group Agreements to the extent such interest, fees and costs have accrued or are incurred prior to the Effective Date.

         Each holder of an Allowed Prepetition Bank Group Claim will receive its share of: (1) New Term A Notes, which is a $60,000,000 term loan secured by a First Priority Lien on all the Reorganized Debtors' Assets; (2) New Term B Notes, which are new secured notes to be issued in an aggregate principal amount of approximately $83,579,000, and will be secured by a First Priority Lien on all the Reorganized Debtors' Assets, and (3) the Prepetition Bank Group Payment, which is approximately $20,000,000. The Prepetition Bank Group Payment will be shared only by participants in the New Revolving Credit Facility.

         Notwithstanding the descriptions above, each Class 2 holder may also choose to receive its pro-rata share of the New Subordinated Secured Notes, which is a $40,000,000 term loan secured by a Second Priority Lien on all the Reorganized Debtors' Assets, with such holder's respective shares of the New Term A Notes, New Term B Notes, and New Revolving Credit Facility (and Prepetition Bank Group Payment, if applicable) being proportionately reduced. GSC has agreed to make the New Subordinated Secured Note Election on account of the GSC Subordinated Prepetition Bank Group Claim. Correspondingly, GSC will receive a share of the New Term A Notes, New Term B Notes, and New Revolving Credit Facility (and Prepetition Bank Group Payment) in amounts equal to the amount of each such credit facility that was "lost" by the non-GSC Class 2 holder because such holder chose to receive New Subordinated Secured Notes. GSC agreed to elect to make this election in an amount sufficient to ensure that the New Subordinated Secured Notes are fully subscribed and, as a result, will also receive an $800,000 commitment fee.

         The New Revolving Credit Facility is an up to $20,000,000 Revolving Credit Facility secured by a first priority lien on all the Recognized Debtors' Assets. Class 2 holders need not participate in this revolving facility, but participation in this facility entitles such holders to certain incentives, including a share of the Prepetition Bank Group Payment and a greater proportion of their term debt being comprised of New Term B Notes rather than New Term A Notes, with New Term B Notes carrying a higher interest rate.

         On the Effective Date, Goldman will be paid a fee of $750,000 for services provided and expenses incurred as Agent during the period prior to the Effective Date and separate and apart from any fees or other distributions to which Goldman may be entitled under the Plan. This payment is in addition to the obligation to reimburse Goldman for any reasonable out-of-pocket expenses, not to exceed $50,000, in accordance with the provisions of the Prepetition Bank Group Agreements. In no event will the sum of (1) the fee paid to Goldman plus
(2) the Prepetition Bank Group Payment, exceed $21,100,000.

5. UBOC SWAP AGREEMENT CLAIM (CLASS 3)

         Class 3 consists of the UBOC Swap Agreement Claim and is impaired. Unless the holder of the UBOC Swap Agreement Claim agrees to different treatment, the UBOC Swap Agreement Claim will be paid in five equal annual principal installments of up to $194,800, plus interest at LIBOR + 3.25%. The first installment will be due one year after the Effective Date.

         To the extent the UBOC Swap Agreement Claim is a secured claim, the liens and security interests that exist prior to the Commencement Date will remain in full force and effect. These liens



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and security interests will remain at the same priority as prior to the
Effective Date until the Claim is paid in full.

6. RPR CONSTRUCTION COMPANY CLAIM (CLASS 4)

         Class 4 consists of the RPR Construction Company Claim and is unimpaired. Under the Plan, the RPR Construction Company Claim will be paid in full on the Effective Date or as soon as reasonably practicable following the Effective Date.

7. OTHER SECURED CLAIMS (CLASS 5)

         Class 5 consists of Other Secured Claims and is unimpaired. Under the Plan, on or as soon as reasonably practicable after the later of the Effective Date or 30 days after the date an Other Secured Claim becomes an Allowed Claim, the holder of an Allowed Other Secured Claim will receive such treatment that either: (a) leaves unaltered the legal, equitable, or contractual rights the holder of such Allowed Other Secured Claim is entitled to; or (b) leaves such Allowed Other Secured Claim unimpaired pursuant to section 1124(2) of the Bankruptcy Code.

8. CONVENIENCE CLASS CLAIMS (CLASS 6)

         Class 6 consists of Convenience Class Claims and is unimpaired. Under the Plan, each holder of an Allowed Convenience Class Claim will be paid in full on the Effective Date or as soon as reasonably practicable thereafter.

9. GENERAL UNSECURED CLAIMS (CLASS 7)

         Class 7 consists of General Unsecured Claims and is impaired. Under the Plan, unless the holder of a General Unsecured Claim agrees to different treatment, each holder of a General Unsecured Claim will receive 25% of its Claim. This amount will be payable in four equal quarterly installments. The first installment payment will be made as soon as reasonably practicable after the later of 30 days after the Effective Date or 60 days after the General Unsecured Claim becomes an Allowed Claim. In addition, ReGen Capital 1, Inc. and Riverside Contracting, L.L.C. may receive shares of New Common Stock, rather than cash, to satisfy their Allowed Claims in an amount equal to the Pro Rata share of New Common Stock they would have received in the event such Allowed Claims were considered Class 8 Claims.

10. BONDHOLDER CLAIMS (CLASS 8)

         Class 8 consists of Bondholder Claims and is impaired. Under the Plan, unless a holder of a Bondholder Claim agrees to different treatment, on the Effective Date or as soon as reasonably practicable thereafter, each holder of a Bondholder Claim will receive their pro rata share of 1,000,000 shares of New Common Stock and will be deemed to have agreed to the terms of the Shareholder Agreement.

         In addition, holders of Allowed Bondholder Claims were granted their pro rata share of Subscription Rights in the Rights Offering to purchase shares of New Preferred Stock. Each Subscription Right entitled the holder to purchase one share of New Preferred Stock at a purchase



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price of $1,000 per share. In order to participate in the Rights Offering, each holder must have exercised Subscription Rights for at least 50 shares. As of the Confirmation Date, holders of rights totaling $50,000,000 had exercised, or been deemed to have exercised, such rights.

         The Bondholders will also receive cash, up to $220,000, to satisfy the claims of the Indenture Trustee.

11. INTERDEBTOR CLAIMS (CLASS 9)

         Class 9 consists of Interdebtor Claims and is impaired. No distributions will be made on account of Interdebtor Claims under the Plan and such Claims will be discharged and released on the Effective Date.

12. SUBORDINATED CLAIMS (CLASS 10)

         Class 10 consists of Subordinated Claims and is impaired. No distributions will be made on account of Subordinated Claims under the Plan.

13. EQUITY INTERESTS (CLASS 11)

         Class 11 consists of Equity Interests and is impaired. Equity Interests will receive no distributions under the Plan and all Equity Interests will be deemed cancelled, retired and extinguished as of the Effective Date.

CAPITALIZATION

         Under the Plan, all of the Registrant's existing bonds will be cancelled and the holders of such debt securities will receive distributions of equity securities of the Parent under the Plan as Class 8 holders. The Registrant will remain a wholly-owned subsidiary of Parent.

         Upon the effectiveness of the Plan, the Registrant intends to file a Form 15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to terminate the registration of its bonds under the Exchange Act. Accordingly, the Registrant will cease to be a public reporting company under the Exchange Act.



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ASSETS AND LIABILITIES

         The following is the most recent unaudited balance sheet filed with the Court by Classic Communications, Inc., the Registrant's parent company.

                                                                                                   BOOK VALUE AT END OF
                                                                                                  CURRENT REPORTING MONTH
                       ASSETS
CURRENT ASSETS                                                                                           OCTOBER 31, 2002
Unrestricted Cash and Equivalents                                                                      $     5,166,204.99
Accounts Receivable (Net)                                                                                    7,871,144.58
Prepaid Expenses                                                                                             2,686,873.70
Inventories                                                                                                  5,891,834.10
                                                                                                       ------------------
TOTAL CURRENT ASSETS                                                                                   $    21,616,057.37
PROPERTY AND EQUIPMENT
Property, plant and Equipment                                                                          $   400,816,780.17
Deferred Financing Costs, Net                                                                                1,865,383.66
Franchise Rights                                                                                            11,300,000.00
Subscriber Relationships                                                                                    41,030,000.00
Less Accumulated Amortization                                                                               (2,813,441.00)
Less Accumulated Depreciation                                                                             (184,000,655.53)
                                                                                                       ------------------
TOTAL PROPERTY & EQUIPMENT                                                                             $   268,198,067.30
                                                                                                       ------------------
TOTAL ASSETS                                                                                           $   289,814,124.67
                                                                                                       ==================

            LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable                                                                                       $      (576,333.01)
Subscriber Deposits and Unearned Income                                                                      7,981,448.94
Taxes Payable                                                                                                   17,970.44
Wages Payable                                                                                                3,188,874.89
Notes Payable                                                                                                4,000,000.00
Accrued Expenses                                                                                            14,448,143.45
Accrued Interest                                                                                             3,935,025.22
                                                                                                       ------------------
TOTAL POSTPETITION LIABILITIES                                                                         $    32,995,129.93
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt                                                                                           $   200,449,438.50
Unsecured Priority Debt                                                                                      1,265,981.88
Unsecured Debt                                                                                             435,213,868.65
                                                                                                       ------------------
TOTAL PRE-PETITION LIABILITIES                                                                         $   636,929,289.03
                                                                                                       ------------------
TOTAL LIABILITIES                                                                                      $   669,924,418.96
OWNER EQUITY
Capital Stock, Class A Voting Common Stock                                                             $       106,183.92
Capital Stock, Non-Voting Common Stock                                                                             569.28
Capital Stock, Class B Voting Common Stock                                                                      71,169.72
Unearned Compensation                                                                                         (289,510.00)
Additional Paid-In Capital                                                                                 306,703,377.92
Retained Earnings, Pre-Petition                                                                           (490,440,459.42)
Retained Earnings, Post-petition                                                                          (196,261,625.71)
                                                                                                       ------------------
NET OWNER EQUITY                                                                                       $  (380,110,294.29)
                                                                                                       ------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                                   $   289,814,124.67
                                                                                                       ==================



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ITEM 5. OTHER EVENTS AND REQUIRED DISCLOSURE.

         On December 31, 2002, the Registrant informed the administrative agent with respect to its debtor-in-possession credit facility (the "DIP Agreement") that, for the three-month period ended November 30, 2002, the Registrant was not in compliance with the minimum EBITDA covenant contained in the DIP Agreement. Upon the Effective Date of the Plan, the Registrant intends to pay all amounts outstanding under the DIP Agreement, thus terminating the DIP Agreement.

ITEM 7. EXHIBITS

         Exhibit 2.1 First Amended Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code Jointly Prepared by the Official Committee of Unsecured Creditors and the Debtors' Prepetition Secured Lenders

         Exhibit 2.2 Exhibit A to Findings of Fact, Conclusions of Law, and Order Confirming First Amended Plan of Reorganization - Plan Modifications



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 10, 2003                  CLASSIC CABLE, INC.


                                        By:  /s/ Jimmie Taylor
                                            -----------------------------------
                                             Jimmie Taylor
                                             Chief Financial Officer



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                               INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
Exhibit 2.1       First Amended Plan of Reorganization Pursuant to Chapter 11 of
                  the Bankruptcy Code Jointly Prepared by the Official Committee
                  of Unsecured Creditors and the Debtors' Prepetition Secured Lenders

Exhibit 2.2       Exhibit A to Findings of Fact, Conclusions of Law, and Order
                  Confirming First Amended Plan of Reorganization - Plan Modifications